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                                                                   EXHIBIT 10.9


                  REGISTRATION RIGHTS AGREEMENT, dated as of March 30, 1999, among OpenSite Technologies, Inc., a Delaware corporation (the "Company") and the parties listed on Schedule I attached hereto (the "Investors")

                                  INTRODUCTION

         The Company and certain of the Investors have entered into a Share Purchase Agreement, dated as of March 30, 1999 (the "Share Purchase Agreement"), pursuant to which, among other things, the Company is issuing, and the Investors are acquiring, shares of Series C Preferred Stock, par value $0.01 per share (the "Series C Preferred Stock"), of the Company which are convertible into shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"). Certain of the Investors own shares of Series A Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), of the Company, or shares of Series B Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock" and, together with the Series A Preferred Stock and the Series C Preferred Stock, the "Preferred Stock" and, together with the Common Stock, the "Capital Stock"), of the Company.

         The execution and delivery of this Agreement by the Company is a condition precedent to the obligations of the Investors under the Share Purchase Agreement.

         In consideration of the foregoing, the covenants and obligations set forth below, the parties agree as follows:

         1.       Registration on Request.

         (a) Request. Subject to the limitations set forth in Section 1(b), at any time after the earlier of (x) the third year anniversary of this agreement and (y) six months after the effective date of the Company's registration statement for its Initial Public Offering , a Holder or Holders
(as defined in Section 9(b)) may require, upon written notice to the Company, the Company to effect the registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") of all or part of the Registrable Securities (as defined in Section 9(b)) held by such requesting Holder or Holders; provided, however, that Holders of Series A Preferred Stock or Series B Preferred Stock shall not, in the aggregate, be permitted to exercise any demand right until an Initial Public Offering of the Company; and provided, further, that Holders of Series A Preferred Stock or Series B Preferred Stock shall not be permitted to make more than one demand right for a registration on a Registration Statement on Form
S-1 and the Holders of Series C Preferred Stock shall not be permitted to make more than three demand rights for a registration on a Registration Statement on Form S-1. The Company promptly shall give notice of such requested registration to all Holders of Registrable Securities who are entitled to join in such registration and thereupon, the Company shall use its best efforts to effect, on the earliest possible date, the registration under the Securities Act for public sale (in accordance with the method of disposition specified in the notice from the requesting Holders), of the Registrable Securities that the Company has been requested to register by such requesting Holders and the other Registrable Securities that the Company has been requested to register by the Holders thereof by written notice given to the Company within 20 days after the giving of such notice by the Company.

         (b) Limitations. The Company shall not be required to effect a registration pursuant to Section 1(a):

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                  (i)      unless either (A) the reasonably anticipated
         aggregate offering price to the public (net of underwriting commissions and discounts) of all Registrable Securities for which registration has been requested by Holders, together with any shares sold by the Company for its own account, will be in excess of $20,000,000 in the case of a Registration Statement on Form S-1 and $10,000,000 if a Registration Statement on Form S-3 is used or (B) the aggregate amount of Registrable Securities for which registration has been requested includes all of the Registrable Securities held by the Investors;

                  (ii) within 60 days after the effective date of a registration statement (a "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission") for a public offering and sale of equity securities of the Company (other than a registration of securities (A) pursuant to a Registration Statement on Form S-8 or Form S-4, any Registration Statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or any Registration Statement relating solely to, a dividend reinvestment plan, employee stock option, stock purchase, benefit or similar plans (a "Special Registration Statement") or (B) effected pursuant to a Registration Statement on Form S-3); provided that the Company shall use its best efforts to achieve effectiveness of a registration requested hereunder promptly following such 60 day period if such request is made during such 60 day period; and

                  (iii) on more than four occasions it being understood and agreed that a registration effected using a Registration Statement on Form S-3 shall not be counted as a registration under this Section;

         (c) Effective Registration Statement. A registration requested pursuant to this Section 1 shall not be deemed to have been effected, and shall not be deemed a requested registration for purposes of Section 1, (i) unless a Registration Statement covering at least 90% of the Registrable Securities specified in the notices from the requesting Holders has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement for the requisite time period as set forth in this Agreement; provided that a registration which does not become effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal to proceed of the requesting Holders (other than a refusal to proceed based upon the advice of counsel relating to a material matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such requesting Holders unless the requesting Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Holders, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Holders.

         (d) Priority in Requested Registration. The Company shall have the right to include in any Registration Statement initiated by the Holders pursuant to this Section 1, for sale in accordance with the method of disposition specified by the requesting Holders, securities to be sold by the Company for its own account and Registrable Securities to be sold by any other stockholder pursuant to incidental registration rights granted to such stockholder in accordance with Section 16 ("Other Holders"). If, in the good-faith judgment of the managing underwriter of any underwritten offering, if any, the inclusion of all of the Registrable Securities requested for inclusion pursuant to Section 1(a) would adversely affect the successful marketing of the proposed offering or a reduction in the number of shares of Common Stock


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to be sold is otherwise advisable, then the number of shares of Common Stock to be included in the offering shall be reduced to the required level, first, by excluding securities to be sold by the Company for its own account unless such offering constitutes an Initial Public Offering, for which there shall be no reduction by the Company, second, by reducing the participation of Other
Holders of Registrable Securities in such offering pro rata among such Other Holders of Registrable Securities in such offerings based upon the total number of Registrable Securities owned by such Other Holders, third, by reducing the participation of Holders of Series A Preferred Stock, Holders of Series B Preferred Stock and Holders of Series C Preferred Stock (including Holders of Common Stock received upon prior conversion of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) such that the total number of shares to be registered in such offering shall be pro rata among such Holders based upon the following formula:

                  O - C* H/T

                  O = the total number of shares that the underwriter in its good faith judgment agrees can be sold in the offering.

                  C = the total number of shares to be included in the offering by the Company and the Other Holders after exclusions and reductions, if any, of shares to be offered by the Company and Other Holders pursuant to this Section 1(d).

                  H = the total number of Registrable Securities owned by each such Holder, who has given proper notice to participate in the offering, as of the date of the First Closing (as defined in the Share Purchase Agreement), or, in the case of Southeast Interactive Technology Fund II, LLC ("Southeast Interactive"), as of the date of the Second Closing (as defined in the Share Purchase Agreement).

                  T = the total number of Registrable Securities owned by Holders, who have given proper notice to participate in the offering, as of the date of the Second Closing, or if no such closing occurs, then as of the date of the First Closing.

         Except for Special Registration Statements, the Company shall not cause any other Registration Statement with respect to its Registrable Securities for its own account to become effective less than 120 days after the effective date of any registration requested pursuant to this Section 1. In the event that (A) (i) a Holder of Series A Preferred Stock or Series B Preferred Stock exercises a demand right pursuant to Section 1(a) and (ii) the participation of Holders of Series A Preferred Stock or Series B Preferred Stock in such offering is reduced pursuant to this Section 1(d), then the demand registration exercised by the Holder of Series A Preferred Stock and Series B Preferred Stock shall not count toward the limit on demand registration rights of the Holders of Series A Preferred Stock and Series B Preferred Stock contained in Section 1(a) or (B) a Holder of Series C Preferred Stock exercises a demand right pursuant to Section 1(a) and (ii) the participation of Holders of Series C Preferred Stock in such offering is reduced pursuant to this Section 1(d), then the demand registration exercised by the Holder of Series C Preferred Stock shall not count toward the limit on demand registration rights of the Holders of Series C Preferred Stock contained in Section 1(a).

         (e) Registration on Form S-3. Following an Initial Public Offering, the Company shall use its best efforts to become eligible to use the Registration Statement on Form S-3 for public offerings of its capital stock.


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         2.       Incidental Registration.

         (a) Right to Include Registrable Securities. If at any time the Company proposes to register any shares of Capital Stock under the Securities Act, whether or not for sale of its own account, on a form and in the manner that would permit registration of Registrable Securities for the sale to the public under the Securities Act (other than in connection with Special Registration Statements), the Company shall give written notice to all Holders of its intention to do so. Upon the written request of a Holder given within 30 days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be included in such Registration Statement all of the Registrable Securities requested by Holders. If the Registration Statement is to cover, in whole or in part, any underwritten distribution, the Company shall use its best efforts to cause the Registrable Securities requested for inclusion pursuant to this Section to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

         (b) Priority in Incidental Registrations. If, in the good-faith judgment of the managing underwriter of any underwritten offering, if any, the inclusion of all of the Registrable Securities requested for inclusion pursuant to Section 2(a) would adversely affect the successful marketing of the proposed offering or a reduction in the number of shares of Common Stock to be sold is otherwise advisable, then the number of shares of Common Stock to be included in the offering shall be reduced to the required level, first, by excluding securities to be sold by the Company for its own account unless (i) such offering constitutes an initial public offering or (ii) the Board of Directors of the Company makes a good-faith determination that the Company needs all of the proceeds from the securities to be sold by the Company in the offering for working capital purposes, capital expenditures or acquisitions for which in both cases there shall be no reduction by the Company, second, by reducing the participation of Other Holders of Registrable Securities in such offering pro rata among such Other Holders of Registrable Securities in such offerings based upon the total number of Registrable Securities owned by such Other Holders, third, by reducing the participation of Holders of Series A Preferred Stock, Holders of Series B Preferred Stock and Holders of Series C Preferred Stock (including Holders of Common Stock received upon prior conversion of shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) such that the total number of shares to be registered in such offering shall be pro rata among such Holders based upon the following formula:

                  (O - C) * H/T

                  O = the total number of shares proposed to be sold in the offering after reductions pursuant to the exclusions and reductions to shares that have been proposed to be sold by the Company and Other Holders pursuant to this Section 2(b).

                  C = the total number of shares to be included in the offering by the Company and the Other Holders after the exclusions and reductions, if any, of shares to be offered by the Company and Other Holders pursuant to this
Section 2(b).

                  H = the total number of Registrable Securities owned by each such Holder, who has given proper notice to participate in the offering, as of the date of the Second Closing.

                  T = the total number of Registrable Securities owned by Holders, who have given proper notice to participate in the offering, as of the date of the Second Closing, or if no such closing occurs, then as of the date of the First Closing.


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         3.       Registration Procedures. If and whenever the Company is
required by the provisions of Sections 1 or 2 to effect the registration of Registrable Securities under the Securities Act, the Company shall, at its expense, as expeditiously as possible:

                  (i) prepare and, in any event within 45 days (or within 60 days if it is the first Registration Statement filed by the Company) after the end of the period within which a request for registration may be given to the Company, file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective; provided that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 at any time prior to the effective date of the Registration Statement;

                  (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period not in excess of 120 days (except with respect to any Registration Statement filed pursuant to Rule 415 under the Securities Act if the Company is eligible to file a Registration Statement on Form S-3, in which case the Company shall use its best efforts to keep such Registration Statement effective and updated until such time as all of the Registrable Securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the Seller or Sellers set forth in such Registration Statement) and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement; provided that before filing a Registration Statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority of the Registrable Securities covered by such Registration Statement to represent all Holders of Registrable Securities covered by such Registration Statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (iii) furnish to each seller of such Registrable Securities such number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and summary prospectus), and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

                  (iv) use its best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required (a) to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified or (b) to consent to general service or process in any such jurisdiction;

                  (v) use its best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;


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                  (vi)     cause senior representatives of the Company to
participate in any "road show" or "road shows" reasonably requested by any underwriter of an underwritten or "best efforts" offering of any Registrable Securities;

                  (vii) notify each seller of any such Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the Registration Statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (ix) use its best efforts to list such Registrable Securities on any securities exchange on which capital stock of the same class is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

                  (x) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (xi) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

                  (xii) obtain an opinion of counsel for the Company in customary form and covering matters of the type customarily covered in opinions of issuer's counsel as the Sellers shall reasonably request; and

                  (xiii) make available for inspection by any seller of such Registrable Securities covered by such Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement.


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         4.       Expenses. With respect to each registration effected pursuant to Sections 1 or 2, all Registration Expenses (defined below) in connection with such registration and the public offering in connection therewith shall be borne by the Company; provided that security holders participating in any such registration shall bear their pro rata share of the underwriting discounts and selling commissions (on the basis of the number of Registrable Securities of each such person included and sold in such registration). "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all registration and filing fees of the Commission, a stock exchange or the National Association of Securities Dealers, Inc., (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities) unless paid by the underwriters, (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to
Section 3(ix), (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one counsel selected by the Holders of a majority of the Registrable Securities being registered to represent all Holders of the Registrable Securities being registered in connection with each such registration, (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including fees and disbursements of counsel for the underwriters, but excluding underwriting discounts and commissions, (viii) liability insurance if the Company so desires or if the underwriters so require, and (ix) the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration.

         5.       Indemnification and Contribution.

         (a) Indemnification by the Company. In the event of a registration of any shares of Registrable Securities pursuant to Section 1 or 2, the Company, to the extent permitted by law, will indemnify and hold harmless each Holder of such shares of Registrable Securities included in a Registration Statement pursuant to the provisions of this Agreement and any underwriter (as defined in the Securities Act) of such Registrable Securities and each other person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, members, agents and affiliates (the "Holders' Affiliates") , and each of their successors from and against, and will reimburse such Holder and each such underwriter, controlling person and Holders' Affiliate with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder, underwriter, controlling person or Holders' Affiliate may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel (including those incurred in connection with any claim for indemnity hereunder) insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses (or actions, or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement under which securities were registered under the Securities Act, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided that the Company will not be liable in any case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission so made in reliance upon and in strict conformity with information furnished in writing by such Holder or such underwriter specifically for use in the


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preparation thereof. It is agreed that this indemnity shall not apply to amounts paid in settlement of any such claim, action, demand, loss, damage, liability, cost or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld). This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter, controlling person or Holders' Affiliate and shall survive the transfer of such securities by such Holder.

         (b) Indemnification by the Holders. Each Holder of shares of Registrable Securities, severally and not jointly, which shares are included in a registration pursuant to the provisions of this Agreement, to the extent permitted by law, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement including such Registrable Securities, each director of the Company, each underwriter and any person who controls the underwriter and each of their successors from and against, and will reimburse the Company and such officer, director, underwriter or controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; provided that such Holder will be liable in any such case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof. The liability of each Holder under this Section shall be limited to the proportion of any such claim, action, demand, loss, damage, liability, cost or expense which is equal to the proportion that the public offering price of the shares of Registrable Securities sold by such Holder under such Registration Statement bears to the total offering price of all securities sold thereunder, but not, in any event, to exceed the proceeds received by such Holder from the sale of shares of Registrable Securities covered by the Registration Statement. It is agreed that this indemnity shall not apply to amounts paid in settlement of any such claim, action, demand, loss, damage, liability, cost or expense if such settlement is effected without the consent of the Holders (which consent shall not be unreasonably withheld). This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter or any such director, officer, partner, member, agent or controlling person and shall survive the transfer of such securities by such Holder.

         (c) Notices of Claims, etc. Promptly after receipt by a party to be indemnified pursuant to the provisions of this Section 5(a) or (b) (an "indemnified party") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of this Section 5(a) or (b), notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section and shall not relieve the indemnifying party from liability under this Section unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after the notice from the indemnifying party to such


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indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this Section 5(a) and (b) for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, any underwriter or controlling person of any such Holder or underwriter, or any Holders' Affiliate, makes a claim for indemnification pursuant to this Section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Holder, underwriter, controlling person or Holders' Affiliate in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder of Registrable Securities on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Holder of Registrable Securities on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that, in any such case, (A) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and (B) no such Holder will be required to contribute any amount in excess of the proceeds received by such Holder from the sales of Registrable Securities covered by the Registration Statement.

         (e) Other Indemnification. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         6.       Reporting Requirements Under Securities Exchange Act of 1934.

         (a) Exchange Act Reporting. When it is first legally required to do so, the Company shall register its capital stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall keep effective such registrations and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first Registration Statement filed by the Company, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d)(whichever is applicable) of the Exchange Act.

         (b) Furnishing Information to Holders. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder of Registrable Securities (a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy of the most recent annual or quarterly report of the Company, and (c) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act.

         (c) Rule 144 and Form S-3. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 6 are (i) to enable any such Holder to comply with the current public information requirement contained in paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar or successor exemptive provision), and (ii) to qualify the Company for the use of Registration Statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3. From and after the effective date of the first Registration Statement filed by the Company, the Company agrees to use its reasonable best efforts to facilitate and expedite transfers of Registrable Securities by Holders pursuant to Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect), which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

         7. Stockholder Information. The Company may require each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement to furnish the Company in a timely manner such information with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

         8. Specific Enforcement. All of the parties acknowledge that the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, or a decree for specific performance, in accordance with the provisions of this Agreement.

         9.       Descriptive Headings; Definitions; Certain Interpretations.
(a) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

         (b) As used in this Agreement, the following terms shall have the following respective meanings:

         "Affiliate" means (a) any person directly or indirectly controlling, controlled by or under common control with another person; (b) any person owning or controlling 10% or more of the outstanding voting securities of such other person; (c) any partner, officer, director, employee or stockholder of such person or any parent, spouse, child, brother, sister or other relative with a relationship (by blood, marriage or adoption) or not more remote than first cousin of any of the foregoing; or (d) any liquidating trust, trustee or other similar person or entity for any person.

         "Bandrowski Warrants" means the remaining Series A Warrant to purchase 194,257 shares of Common Stock at $0.21 per share and Series B Warrant to purchase 221,053 shares of Common Stock at $0.04 per share held by Bandrowski Enterprises, LLC.

         "Existing Stockholders' Agreement" means the Stockholders' Agreement, dated August 27, 1998, among the Company, certain of the Investors and the Management Stockholders.

         "Holder" means (a) the Investors and (b) any other person to which the rights of registration under this Agreement have been transferred or assigned by the Investors or their transferees.

         "Initial Public Offering" means the initial public offering of shares of common stock pursuant to a registration under The Securities Act.

         "Management Stockholders" means Michael Brader-Araje, Kip A. Frey, Mark Jauquet and James Ford.

         "Registrable Securities" means (a) shares of Capital Stock (including, without limitation, (i) shares outstanding on the date hereof, (ii) shares acquired by any Holder after the date hereof and (iii) shares issued upon the exercise of any exchange, conversion or similar right), and (b) any shares of Capital Stock issued in respect of such shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided that any such shares shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

         "SEC" means the Securities and Exchange Commission or any successor commission or agency having similar powers.

         (c) Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" or "any" are not exclusive and "include" and "including" are not limiting; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a person includes its permitted successors and assigns; (vi) a reference to generally accepted accounting principles refers to United States generally accepted accounting principles; and (vii) a reference in this Agreement to an Section or Schedule is to the Section or Schedule of this Agreement.

         10. Notices. All notices, requests and other communications to any party hereunder shall be in writing and sufficient if delivered personally or sent by telecopy (with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  If to the Company:    OpenSite Technologies, Inc.
                                        6015 Fayetteville Road
                                        Durham, North Carolina 27713
                                        Attention: Mr. Kip A. Frey, President

                  With a copy to:       Gross, Shuman, Brizdle & Gilfillan, P.C.
                                        465 Main Street, Suite 600
                                        Buffalo, New York 14202
                                        Attention: Gordon R. Gross, Esq.

                  If to the Investors:  Societe Generale Capital Corporation
                                        1221 Avenue of the Americas
                                        New York, NY 10020
                                        Attention: Mr. Justin Hall-Tipping and
                                                  Mr. Christopher M. Neenan
                                        Fax No.:    (212) 278-5454

                                        and

                                        SG Cowen Securities Corporation
                                        1221 Avenue of the Americas
                                        New York, NY  10020
                                        Attention:  Elisabeth Q. Duncan, Esq.
                                        Fax No.: (212) 278-7432

                                        and

                                        GE Capital Equity Investments, Inc.
                                        260 Long Ridge Road
                                        Stamford, Connecticut 06927
                                        Attention: General Counsel
                                        Facsimile No. (203) 357-3047

                  With a copy to:       Howard, Smith & Levin LLP
                                        1330 Avenue of the Americas
                                        New York, NY 10019
                                        Attention: Bruce C. Bennett, Esq.
                                        Fax No.: (212) 841-1010

If to any other Investor, to its address as provided on Schedule I attached hereto, or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section or on the fifth business day following the date on which such communication is posted, whichever occurs first.

         11. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         12. Benefits of Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party.

         13. Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

         14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

         15. CONSENT TO JURISDICTION. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF NEW YORK STATE SITTING IN THE COUNTY OF NEW YORK OR ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE SOUTHERN DISTRICT OF NEW YORK ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY. NO PARTY TO THIS AGREEMENT MAY MOVE TO (I) TRANSFER ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH NEW YORK COURT OR FEDERAL COURT TO ANOTHER JURISDICTION, (II) CONSOLIDATE ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH NEW YORK COURT OR FEDERAL COURT WITH A SUIT, ACTION OR PROCEEDING IN ANOTHER JURISDICTION OR (III) DISMISS ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH NEW YORK COURT OR FEDERAL COURT FOR THE PURPOSE OF BRINGING THE SAME IN ANOTHER JURISDICTION. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT, ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE OPERATIVE DOCUMENTS IN ANY NEW YORK COURT SITTING IN THE COUNTY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK.

         16.      Other Registration Rights.

         (a) Within the limitations prescribed by this Section 16(a), but not otherwise, the Company may grant to subsequent investors in the Company rights of incidental registration (such as those rights provided in Section 2); provided that (i) such rights may only pertain to shares of Capital Stock issued to such subsequent investors after the date of this Agreement, (ii) such rights may be granted with respect to registrations requested by Holders pursuant to Section 1, but only in respect of that portion of any such registration as remains after inclusion of all shares of Registrable Securities requested by Holders, and (iii) such rights may be granted with respect to registrations initiated by the Company, but only in respect of that portion of any such registration as is available under the limitations set forth in Section 2. The Company may not grant to subsequent investors in the Company rights of registration upon request (such as those rights provided in Section 1).

         (b) If the Company at any time grants to any other holders of Capital Stock any rights more favorable to such holders than the terms set forth in this Agreement, the terms of this Agreement shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

         (c) Bandrowski Enterprises, LLC shall have the rights of an "Other Holder" for purposes of participating in a requested registration or an incidental registration pursuant to Sections 1 and 2, respectively, of this Agreement with respect to the Common Stock that may be acquired pursuant to the Bandrowski Warrants. Bandrowski Enterprises, LLC is an intended third-party beneficiary of the rights granted under this Section 16(c).

         17. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. The Investors' rights are assignable to any assignee or transferee of all or a portion of the shares of Registrable Securities held by the Investors; provided that such right shall not be assigned or transferred if the share of shares of Registrable Securities are sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein.

         18. Underwriting Agreement. In connection with each registration pursuant to Sections 1 or 2 covering an underwritten public offering, the Company and each selling Holder agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature; provided, however, that no selling Holder shall be required to make any representations, warranties or covenants relating to the Company and that the Company shall make such representations, warranties and covenants.

         19. Blackout Periods. Notwithstanding any other provision in this Agreement to the contrary, the Company's obligation to file a Registration Statement, or cause such Registration Statement to become and remain effective, shall be suspended for not more than one period not to exceed an aggregate of 90 days in any 12-month period if the Company shall furnish to Holders a certificate signed by the president of the Company stating that in reasonable judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time due to pending Company events.

         20. Aircraft Carrier Release. The parties agree that if Release No. 33-7606A, or a similar release, is adopted by the SEC, the parties shall make amendments to this Agreement necessary to preserve the intent of this Agreement. All references to SEC forms in this Agreement include successor forms thereto.

         21. Sale by Management Stockholders. Notwithstanding any other provisions of this Agreement, with the written consent of the (i) holders of at least a majority of the Series C Preferred Stock and (ii) the underwriter, the Management Stockholders shall have the right to sell up to an aggregate of 15% of their Common Stock prior to the registration of any Registrable Securities held by the Investors. The Management Stockholders are intended third-party beneficiaries of this Section 21.

         22. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to matter covered hereby and supersedes all prior agreements with respect to its subject matter (including the Existing Stockholders' Agreement) and understandings, written or oral, among the parties with respect to the subject matter hereof.

         23. Amendment and Waiver. This Agreement and the rights granted to the Investors may be modified, amended or waived as follows:

         (a) in the case of rights granted to the Investors holding shares of Series A Preferred Stock or Series B Preferred Stock or shares of Common Stock issued upon conversion of such preferred stock, by the holders of more than 50% of such Registrable Securities; provided, however, that if such modification, amendment or waiver does not effect the relative rights under this Agreement equally then such modification, amendment or waiver shall require the approval of the holders of at least a majority of the total number of each of the Series A Preferred Stock and Series B Preferred Stock and shares of Common Stock issuable upon conversion of such preferred stock, voting as a class; provided, further, that if such modification, amendment or waiver adversely effects the rights granted to the Investors holding Series C Preferred or shares of Common Stock issuable upon conversion of such preferred stock then such modification, amendment or waiver shall require approval of the holders of at least a majority of the Series C Preferred Stock or shares of Common Stock issuable upon the conversion of such preferred stock; and

         (b) in the case of rights granted to the Investors holding shares of Series C Preferred Stock or shares of Common Stock issued upon conversion of such preferred stock, by the holders of more than 50% of such Registrable Securities; provided, however, that if such modification, amendment or waiver adversely effects the rights granted to the Investors holding Series A Preferred Stock or Series B Preferred Stock or shares of Common Stock issuable upon conversion of such preferred stock then such modification, amendment or waiver shall require approval of the holders of at least a majority of each of such adversely affected series of preferred stock (including the Common Stock issuable upon the conversion of such preferred stock).

         24. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 24.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.


                                            OPENSITE TECHNOLOGIES, INC.

                                            By:      /s/ Kip A. Frey
                                                --------------------------------
                                                     Name:  Kip A. Frey
                                                     Title:  President


                                            SOCIETE GENERALE CAPITAL CORPORATION

                                            By:      /s/ Justin Hall-Tipping
                                                --------------------------------
                                                     Name:  Justin Hall-Tipping
                                                     Title:  Vice President


                                            GE CAPITAL EQUITY INVESTMENTS, INC.

                                            By:      /s/ Roger Hurwitz
                                                --------------------------------
                                                     Name:  Roger Hurwitz
                                                     Title:  Vice President


                                            CNET, INC.

                                            By:      /s/ Douglas M. Woodeum
                                                --------------------------------
                                                     Name:  Douglas M. Woodeum
                                                     Title:  CFO

                                       NORO-MOSELEY PARTNERS IV, L.P.

                                       By:  MKFJ IV, L.L.C., its General Partner

                                       By:      /s/ Alan J. Taetle
                                           -------------------------------------
                                                Name:   Alan J. Taetle
                                                Title: General Partner


                                       WAKEFIELD GROUP II LLC

                                       By:      /s/ M.F. Elliott
                                           -------------------------------------
                                                Name:   M.F. Elliott
                                                Title: MD


                                       INTERSOUTH PARTNERS IV, L.P.

                                       By:  INTERSOUTH ASSOCIATES IV, LLC,
                                            Its General Partner

                                       By:      /s/ Mitchell Mumma
                                           -------------------------------------
                                                Name:   Mitchell Mumma
                                                Title: Member Manager


                                       SOUTHEAST INTERACTIVE TECHNOLOGY FUND II,
                                       LLC

                                       By:      /s/ David C. Blivin
                                           -------------------------------------
                                                Name:   David C. Blivin
                                                Title: Manager


                                       AUCTION VENTURES, LLC

                                       By:  RBK, LLC
                                            Its Manager

                                       By:      /s/ Ross B. Kenzie
                                           -------------------------------------
                                                Name:   Ross B. Kenzie
                                                Title: Manager

                                                                     Schedule I


Societe Generale Capital Corporation             Wakefield Group, II, LLC
1221 Avenue of the Americas                      1110 East Morehead Street
New York, NY  10020                              Charlotte, North Carolina 228204
Attention:  Mr. Justin Hall-Tipping              Attention: Mr. Michael F. Elliott
            Mr. Christopher M. Neenan            Telecopier: (704) 372-8978
Telecopier:  (212) 278-5454

GE Capital Equity Investments, Inc.              Intersouth Partners IV, L.L.C.
260 Long Ridge Road                              1000 Park Forty Plaza
Stamford, CT  06927                              Suite 290
Attention:  Mr. Roger Hurwitz                    Durham, North Carolina 27713
Telecopier:  (203) 357-6088                      Attention: Mr. Mitchell Mumma
                                                 Telecopier: (919) 544-6473

CNET, Inc.                                       Southeast Interactive Technology Fund II, LLC
150 Chestnut Street                              Suite 300A
San Francisco, CA  94111                         2525 Meridian Parkway
Attention:  Ms. Brandyn Criswell                 Durham, NC 27713
Telecopier:  (415) 274-3750                      Attention:  Mr. David Blivin
                                                 Telecopier: (919) 558-2025

Noro-Moseley Partners IV, L.P.                   Auction Ventures, LLC
9 North Parkway Square                           Suite 100, Cyclorama Building
4200 Northside Parkway, N.W.                     369 Franklin Street
Atlanta, Georgia 30327                           Buffalo, NY  14202
Attention: Mr. Alan Taetle                       Attention:  Ross B. Kenzie
Telecopier:  (404) 239-9280                      Telecopier:  (716) 854-4731

Noro-Moseley Partners IV, L.P.
9 North Parkway Square
4200 Northside Parkway, N.W.
Atlanta, Georgia 30327
Attention: Mr. Alan Taetle
Telecopier:  (404) 239-9280